                                                                      EXHIBIT 10

(MANUFACTURERS AND TRADERS TRUST COMPANY LOGO)


                                 PROMISSORY NOTE
                                    MARYLAND


August 13, 2003                                                    $7,500,000.00


BORROWER:  ABLEST INC., a  corporation organized under the laws of Delaware

Address of residence/chief executive office: 1901 Ulmerton Road, Suite 300,
                                             -----------------------------------
Clearwater, Florida  33762
--------------------------------------------------------------------------------

BANK: MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation with banking offices at One M & T Plaza, Buffalo, New York 14240.
         Attention: Office of General Counsel

1. DEFINITIONS. As used in this Note, each capitalized term shall have the meaning specified in the Note or as it appears in initial capitalization. Additionally, the following terms shall have the indicated meanings:

         a. "APPLICABLE RATE" shall mean either the Interest Rate or the Base Rate, as the case may be.

         b. "ADJUSTMENT DATE" shall mean two (2) Business Days before the last day of the Interest Period selected below (see LIBOR Rate definition).

         c. "BASE RATE" shall mean the highest prime rate published in The Wall Street Journal in its table entitled "Money Rates" or such similar publication, quoting service or commonly available source used by the Bank for determining prime rate ("Prime").

         d. "BUSINESS DAY" shall mean any day of the year on which banking institutions in New York, New York are not authorized or required by law or other governmental action to close and, in connection with the LIBOR Rate, on which dealings are carried on in the London interbank market.

         e.       "CONTINUATION DATE" shall mean the last day of each Interest
                  Period.

         f. "CREDIT AGREEMENT" shall mean the Credit Agreement of even date herewith by and between the Bank and the Borrower, as the same may be amended, modified and extended from time to time.

         g. "INTEREST PERIOD" shall mean, as to the LIBOR Rate, the period commencing on the date of this Note or Continuation Date (as the case may be) and ending on, with respect thereto, the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) of the calendar month that is one (1), two (2) or three (3) months thereafter (as selected by Borrower below); provided, however, that if an Interest Period would end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the immediately preceding Business Day. Notwithstanding anything to the contrary, the Borrower may not select an Interest Period which would end after the Maturity Date.

         h. "INTEREST RATE" shall mean, the Base Rate or the applicable LIBOR Rate.

         i. "LIBOR" shall mean the rate obtained by dividing (i) the one, two or three month interest period London Interbank Offered Rate (as selected by Borrower), fixed by the British Bankers Association for United States dollar deposits in the London Interbank Eurodollar Market at approximately 11:00 a.m. London, England time (or as soon thereafter as practicable) as determined by the Bank from any broker, quoting service or commonly available source utilized by the Bank by (ii) a percentage equal to 100% minus the stated maximum rate of all reserves required to be maintained against "Eurocurrency Liabilities" as specified in Regulation D (or against any other category of liabilities which includes deposits by reference to which the interest rate on LIBOR Rate loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States' office of a bank to United States residents) on such date to any member bank of the Federal Reserve System.

         j. "LIBOR BORROWING" shall mean each amount of the unpaid principal balance of Advance which is designated by the Borrower in accordance with the terms of this Note to accrue interest at the LIBOR Rate for a separately designated Interest Period.

         k. "LIBOR RATE" shall mean two (2) percentage points above LIBOR with an Interest Period duration of one month, two months or three months, as the same has been selected by the Borrower.

         l. "MATURITY DATE" is the Payment Due Day in August, 2005, provided, however, that the same may be extended in a writing between the Bank and the Borrower.

         m. "PAYMENT DUE DAY" shall mean the same day of the calendar month as the date of this Note (or if there is no numerically corresponding day in a month, on the last day of such month); provided, however, if that day is not a Business Day, the Payment Due Day shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Payment Due Day shall end on the immediately preceding Business Day.

         n. "PRIME BORROWING" shall mean each amount of the unpaid principal balance of Advance which is designated by the Borrower in accordance with the terms of this Note to accrue interest at the Base Rate.

         o. "PRINCIPAL AMOUNT" shall mean Seven Million Five Hundred Thousand Dollars ($7,500,000.00).

2. PAYMENT OF PRINCIPAL, INTEREST AND EXPENSES.

         a. PROMISE TO PAY. For value received and intending to be legally bound, Borrower promises to pay to the order of the Bank on the dates set forth below, the Principal Amount, plus interest as agreed below and all fees and costs (including without limitation attorneys' fees and disbursements whether for internal or outside counsel) the Bank incurs in order to collect any amount due under this Note, to negotiate or document a workout or restructuring, or to preserve its rights or realize upon any guaranty or other security for the payment of this Note ("Expenses").



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

         b. BORROWING PROCEDURE; REPAYMENT; INTEREST.

                  i. Procedure. The Borrower shall request drawings on this Note ("Advances") by delivering to the Bank an irrevocable notice (which notice must be received by the Bank prior to 12:00 p.m. Baltimore, Maryland time: (A) two
(2) Business Days prior to the requested borrowing date, if all or any part of the requested Advances are to be initially Libor Borrowings; or (B) on the requested borrowing date if all of the requested Advances are to be initially Prime Borrowings) specifying: (I) the amount to be borrowed, which amount shall be no less than One Hundred Thousand Dollars ($100,000.00) and in increments of One Hundred Thousand Dollars ($100,000.00), (II) the requested borrowing date,
(III) whether the borrowing is to be a Libor Borrowing, a Prime Borrowing, or a combination thereof, (IV) if the borrowing is to be entirely or partly a Libor Borrowing, and (V) that there has been no material adverse change in the financial condition of the Borrower since the last request, the information required to be specified in the election described in subsection (iii)(A)(III) below. The above described notice may be delivered to the Bank via facsimile with telephone confirmation. Such borrowing will be made available to the Borrower on or prior to 1:00 p.m. Baltimore, Maryland time by the Bank crediting the Borrower's account number 131771 at the Bank.

                  ii. Repayment.The Borrower shall pay the entire outstanding Principal Amount on the Maturity Date. In addition, until the outstanding Principal Amount is paid in full, Borrower shall pay all accrued and unpaid interest, in amounts which may vary, as follows: (A) if the LIBOR Rate is the Applicable Rate, on the last day of each Interest Period, (B) if the Base Rate is the Applicable Rate, on the Payment Due Date for each month, and (C) at maturity (whether by acceleration or otherwise) and, after such maturity, on demand. Notwithstanding the foregoing, however, the Bank may agree to extend the term of this Note by setting forth such extension in a writing by and between the Bank and the Borrower.

                  iii. Interest Terms Applicable To Advances. Interest shall accrue upon the unpaid principal balances of each Advance until said Advance has been repaid in full at the rate or rates described below in this subsection iii.

                  A. LIBOR Rate Option. Subject to the terms below, interest may accrue at the election of the Borrower for Interest Periods selected by the Borrower, at the Libor Rate on Advances. Any Libor Borrowing or election for a Libor Borrowing pursuant to these provisions shall be subject to the following terms and conditions:

                           I. Payments. For each of the Libor Borrowings, accrued interest shall be paid to the Bank in arrears on the last day of each applicable Interest Period.

                           II. Notice Of Election. By 10:00 a.m. Baltimore, Maryland time on that Business Day which occurs two (2) Business Days prior to the Business Day on which the Borrower desires that an Interest Period commence (including the conversion of a Prime Borrowing to a LIBOR Borrowing), the Borrower shall deliver a written election to the Bank specifying the commencement date of and length of the relevant Interest Period, as well as the amount of such LIBOR Borrowing.

                           III. Effect Of Election. Interest shall accrue from and including the first day of each Interest Period selected by the Borrower to (but not including) the last day of such Interest Period at the Libor Rate determined as applicable to such Interest Period upon the amount of the Advances identified by the Borrower in the Borrower's written election.

                                    (1)      Availability. If the Bank
                                             determines at any time that a
                                             regulatory change or a change in
                                             market conditions has made it
                                             impractical for the Bank to offer
                                             pricing based on the Libor Rate,
                                             the Bank may give notice of such
                                             determination to the Borrower, and
                                             all Advances which are then
                                             accruing interest at a Libor Rate
                                             shall, on the last day(s) of the
                                             then applicable current Interest
                                             Period(s) automatically and without
                                             further notice, begin to accrue
                                             interest at the Base Rate. Until
                                             such time as the Bank determines
                                             that a regulatory change or a
                                             change in market conditions has
                                             again made it practical for the
                                             Bank to offer pricing at the Libor
                                             Rate, the Bank will not be
                                             obligated to further offer pricing
                                             based upon the Libor Rate, and any
                                             notice from the Borrower requesting
                                             such a rate option will be
                                             ineffective.

                                    (2)      Breakage Costs. Subject to and
                                             including the provisions set forth
                                             below, the Borrower agrees to
                                             compensate the Bank from time to
                                             time, upon demand from the Bank,
                                             for all losses, expenses, lost
                                             earnings, costs and liabilities
                                             (including, without limitation, all
                                             interest paid to lenders of funds
                                             borrowed by the Bank to carry Libor
                                             Borrowings) which the Bank sustains
                                             if any failure by the Borrower to
                                             borrow a Libor Borrowing or convert
                                             a Prime Borrowing to a Libor
                                             Borrowing on the date for such
                                             borrowing or conversion specified
                                             in the relevant notice of election
                                             given by the Borrower to the Bank
                                             in accordance with the terms of
                                             this Note. (3)

                                    (3)      Termination Of Right To Elect LIBOR
                                             Borrowings. Notwithstanding
                                             anything to the contrary set forth
                                             in this Note, and without limiting
                                             any other rights and remedies of
                                             the Bank, the Bank during any
                                             continuing Event of Default
                                             (defined below) may suspend the
                                             right of the Borrower to convert
                                             any Prime Borrowing into a Libor
                                             Borrowing or to permit any Libor
                                             Borrowing to be renewed as a Libor
                                             Borrowing, in which case all
                                             Advances shall be converted (on the
                                             last days of the respective
                                             Interest Periods therefor) or
                                             continued, as the case may be, as
                                             Prime Borrowings.

                  B. Prime Rate. Except as otherwise provided by the terms of this Note, each Advance shall bear interest the fluctuating rate equal to the Base Rate. Absent a timely election by the Borrower in accordance with
                           Section 2(b)(iii)(a) above, the unpaid balances of any Advances, including any balances of any Libor Borrowings for which the applicable Interest Period has expired, automatically shall be deemed to bear interest at the Base Rate. Changes in the interest rate shall be made when and as changes in Prime occur. For each Prime Borrowing, all accrued and unpaid interest shall be payable monthly in arrears on each consecutive Payment Due Date.



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

         c. INTEREST. Interest shall be calculated on the basis of a 360-day year for the actual number of days of each year (365 or 366) at the Applicable Rate that is chosen by the Borrower at the time of such Advance.

         d. MAXIMUM LEGAL RATE. It is the intent of the Bank and Borrower that in no event shall interest be payable at a rate in excess of the maximum rate permitted by applicable law (the "Maximum Legal Rate"). Solely to the extent necessary to prevent interest under this Note from exceeding the Maximum Legal Rate, any amount that would be treated as excessive under a final judicial interpretation of applicable law shall be deemed to have been a mistake and automatically canceled, and, if received by the Bank, shall be refunded to Borrower.

         e. DEFAULT RATE. If an Event of Default (defined below) occurs, the interest rate on the unpaid Principal Amount shall immediately be automatically increased to two (2) percentage points per year above the higher of the LIBOR Rate or the Base Rate, and any judgment entered hereon or otherwise in connection with any suit to collect amounts due hereunder shall bear interest at such default rate.

         f. PAYMENT TYPE; LATE CHARGE. Payments shall be made in immediately available United States funds at any banking office of the Bank. Interest will continue to accrue until payment is actually received. If payment is not received within five days of its due date, Borrower shall pay a late charge equal to the greatest of (a) $50.00, (b) 5% of the delinquent amount or (c) the Bank's then current late charge as announced from time to time. Payments may be applied in any order in the sole discretion of the Bank but, prior to default, shall be applied first to past due interest, Expenses, late charges and principal, then to current interest, Expenses, late charges and principal, and last to remaining principal.

         g. PREPAYMENT.

                  i. Subject to the following, during the term of this Note, Borrower shall have the option of paying the Principal Amount to the Bank in advance of the Maturity Date, in whole or in part, at any time and from time to time upon written notice received by the Bank at least three (3) business days prior to making such payment. If (i) Borrower prepays, in whole or in part, any Principal Amount when the Applicable Rate is the LIBOR Rate before the end of the Interest Period, (ii) there occurs an Event of Default or the Applicable Rate is converted from the LIBOR Rate to the Base Rate before the end of an Interest Period pursuant to Section 3, then Borrower shall be liable for and shall pay the Bank, on demand, the higher of $250.00 or the actual amount of the liabilities, expenses, costs or funding losses that are a direct or indirect result of such prepayment (based on the entire Principal Amount pre-paid), failure to draw, early termination of the Interest Period, revocation, bankruptcy or otherwise. The determination by the Bank of the foregoing amount shall, in the absence of manifest error, be conclusive and binding upon Borrower.

                  ii. Upon making any prepayment of the Principal Amount in whole, Borrower shall pay to the Bank all interest and Expenses owing pursuant to the Note and remaining unpaid. Each partial prepayment of the Principal Amount shall be applied in inverse order of maturity to the principal included in the installments provided herein.

                  iii. In the event the Maturity Date is accelerated following an Event of Default by Borrower, any tender of payment of the amount necessary to satisfy the entire indebtedness made after such Event of Default shall be expressly deemed a voluntary prepayment. In such a case, to the extent permitted by law, the Bank shall be entitled to the amount necessary to satisfy the entire indebtedness, plus the appropriate prepayment premium calculated in accordance with this
                           Section 2(g).

3. CONTINUATIONS AND CONVERSIONS. Unless the Bank shall otherwise consent in writing, if (i) Borrower has failed to pay when due, in whole or in part, the indebtedness under the Note (whether upon maturity, acceleration or otherwise), or (ii) there exists a condition or event which with the passage of time, the giving of notice or both shall constitute an Event of Default, the Bank, in its sole discretion, may (i) permit the LIBOR Rate to continue until the last day of the applicable Interest Period at which time such the Applicable Rate shall automatically be converted to the Base Rate or (ii) convert the LIBOR Rate to the Base Rate before the end of the applicable Interest Period. Notwithstanding the foregoing, upon the occurrence of an Event of Default in Section 8(vi) of the Credit Agreement, the Applicable Rate shall be automatically converted to the Base Rate without further action by the Bank and Borrower shall have no right to have the Applicable Rate converted from the Base Rate to the LIBOR Rate. Nothing herein shall be construed to be a waiver by the Bank to have the Principal Amount accrue interest at the Default Rate or the right of the Bank to the amounts set forth in Section 2(g) of this Note.

4. REPRESENTATIONS, WARRANTIES AND COVENANTS. Borrower represents, warrants and acknowledges to, and agrees and covenants with, the Bank that now and until this
Note is paid in full:

         a. BUSINESS PURPOSE. This Note evidences a commercial loan and an extension of credit for a commercial purpose within the meaning of Md. Code, Commercial Law Art., and the loan proceeds shall be used only for a business purpose and not for any personal, family or household purpose.

         b. GOOD STANDING AUTHORITY. Borrower is an entity or sole proprietor
(i) duly organized and existing and in good standing under the laws of the jurisdiction in which it was formed, (ii) duly qualified, in good standing and authorized to do business in every jurisdiction in which failure to be so qualified might have a material adverse effect on its business or assets and
(iii) has the power and authority to own each of its assets and to use them as contemplated now or in the future.

         c. LEGALITY. The execution, issuance, delivery to the Bank and performance by Borrower of this Note (i) are in furtherance of Borrower's purposes and within its power and authority; (ii) do not (A) violate any statute, regulation or other law or any judgment, order or award of any court, agency or other governmental authority or of any arbitrator or (B) violate Borrower's certificate of incorporation or other governing instrument, constitute a default under any agreement binding on Borrower, or result in a lien or encumbrance on any assets of Borrower; and (iii) have been duly authorized by all necessary corporate or partnership action.

         d. NOTICE OF CHANGE OF ADDRESS AND OF DEFAULT. Borrower will immediately notify the Bank in writing (i) of any change in its address or of the location of any collateral securing this Note, (ii) of the occurrence of any Event of Default defined below, (iii) of any material change in Borrower's ownership or management and (iv) of any material adverse change in Borrower's ability to repay this Note.

         e. NO TRANSFER OF ASSETS. Until this Note is paid in full, Borrower shall not without the prior written consent of the Bank sell or otherwise dispose of substantially all of its assets or agree to sell or otherwise dispose of substantially all of its assets.

5. EVENTS OF DEFAULT; ACCELERATION. The following constitute an event of default ("Event of Default"): (i) failure by Borrower to comply with any term, covenant or condition contained in this Note; or (ii) any Event of Default under the Credit Agreement.

6. RIGHT OF SETOFF. The Bank shall have the right to set off against the amounts owing under this Note any property held in a deposit or other account with the Bank or any Affiliate or otherwise owing by the Bank or any Affiliate in any capacity to Borrower or any guarantor or endorser of this Note. Such set-off shall be deemed to have been exercised immediately at the time the Bank or such Affiliate elect to do so.

7. INABILITY TO DETERMINE LIBOR RATES, INCREASED COSTS, ILLEGALITY.

         a. INCREASED COSTS. If the Bank shall determine that, due to either (a) the introduction of any change (other than any change by way of imposition of or increase in reserve requirements included in the calculation of the LIBOR) in or in the interpretation of any requirement of law or (b) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to the Bank of agreeing to make or making, funding or maintaining any loans based on LIBOR, then Borrower shall be liable for, and shall from time to time, upon demand therefor by the Bank and pay to the Bank such additional amounts as are sufficient to compensate the Bank for such increased costs.

         b. INABILITY TO DETERMINE RATES. If the Bank shall determine that for any reason adequate and reasonable means do not exist for ascertaining LIBOR for the Interest Period specified above, the Bank will give notice of such determination to Borrower. Thereafter, the Bank may not maintain the loan hereunder at the LIBOR Rate until the Bank revokes such notice in writing and, until such revocation, the Bank may convert the Applicable Rate from the LIBOR Rate to the Base Rate.

         c. ILLEGALITY. If the Bank shall determine that the introduction of any law (statutory or common), treaty, rule, regulation, guideline or determination of an arbitrator or of a governmental authority or in the interpretation or administration thereof, has made it unlawful, or that any central bank or other governmental authority has asserted that it is unlawful for the Bank to make loans at based on LIBOR then, on notice thereof by the Bank to Borrower, the Bank may suspend the maintaining of the loan hereunder at the LIBOR Rate until the Bank shall have notified Borrower that the circumstances giving rise to such determination shall no longer exist. If the Bank shall determine that it is unlawful to maintain the loan hereunder based on LIBOR, the Bank may convert the Applicable Rate from the LIBOR Rate to the Base Rate.

8. MISCELLANEOUS. This Note, together with any related loan and security agreements and guaranties, contains the entire agreement between the Bank and Borrower with respect to the Note, and supersedes every course of dealing, other conduct, oral agreement and representation previously made by the Bank. All rights and remedies of the Bank under applicable law and this Note or amendment of any provision of this Note are cumulative and not exclusive. No single, partial or delayed exercise by the Bank of any right or remedy shall preclude the subsequent exercise by the Bank at any time of any right or remedy of the Bank without notice. No waiver or amendment of any provision of this Note shall be effective unless made specifically in writing by the Bank. No course of dealing or other conduct, no oral agreement or representation made by the Bank, and no usage of trade, shall operate as a waiver of any right or remedy of the Bank. No waiver of any right or remedy of the Bank shall be effective unless made specifically in writing by the Bank. Borrower agrees that in any legal proceeding, a copy of this Note kept in the Bank's course of business may be admitted into evidence as an original. This Note is a binding obligation enforceable against Borrower and its successors and assigns and shall inure to the benefit of the Bank and its successors and assigns. If a court deems any provision of this Note invalid, the remainder of the Note shall remain in effect. Section headings are for convenience only. Borrower hereby waives protest, presentment and notice of any kind in connection with this Note. Singular number includes plural and neuter gender includes masculine and feminine as appropriate.

9. NOTICES. Any demand or notice hereunder or under any applicable law pertaining hereto shall be in writing and duly given if delivered to Borrower (at its address on the Bank's records) or to the Bank (at the address on page one and separately to the Bank officer responsible for Borrower's relationship with the Bank). Such notice or demand shall be deemed sufficiently given for all purposes when delivered (i) by personal delivery and shall be deemed effective when delivered, or (ii) by mail or courier and shall be deemed effective three
(3) business days after deposit in an official depository maintained by the United States Post Office for the collection of mail or one (1) business day after delivery to a nationally recognized overnight courier service (e.g., Federal Express). Notice by e-mail is not valid notice under this or any other agreement between Borrower and the Bank.

10. GOVERNING LAW; JURISDICTION. This Note has been delivered to and accepted by the Bank and will be deemed to be made in the State of Maryland. Except as otherwise provided under federal law, this Note will be interpreted in accordance with the laws of the State of Maryland excluding its conflict of laws rules. BORROWER HEREBY IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT IN THE STATE OF MARYLAND WHERE THE BANK MAINTAINS A BRANCH AND CONSENTS THAT THE BANK MAY EFFECT ANY SERVICE OF PROCESS IN THE MANNER AND AT BORROWER'S ADDRESS SET FORTH ABOVE FOR PROVIDING NOTICE OR DEMAND; PROVIDED THAT NOTHING CONTAINED IN THIS NOTE WILL PREVENT THE BANK FROM BRINGING ANY ACTION, ENFORCING ANY AWARD OR JUDGMENT OR EXERCISING ANY RIGHTS AGAINST BORROWER INDIVIDUALLY, AGAINST ANY SECURITY OR AGAINST ANY PROPERTY OF BORROWER WITHIN ANY OTHER COUNTY, STATE OR OTHER FOREIGN OR DOMESTIC JURISDICTION. Borrower acknowledges and agrees that the venue provided above is the most convenient forum for both the Bank and Borrower. Borrower waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Note.

11. WAIVER OF JURY TRIAL. BORROWER AND THE BANK HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY BORROWER AND THE BANK MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW



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

OR IN EQUITY, IN CONNECTION WITH THIS NOTE OR THE TRANSACTIONS RELATED HERETO. BORROWER REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF THE BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS JURY TRIAL WAIVER. BORROWER ACKNOWLEDGES THAT THE BANK HAS BEEN INDUCED TO ENTER INTO THIS NOTE BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

12. POWER TO CONFESS JUDGMENT. BORROWER HEREBY EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD, AFTER THE OCCURRENCE OF ANY EVENT OF DEFAULT HEREUNDER, TO APPEAR FOR BORROWER AND, WITH OR WITHOUT COMPLAINT FILED, CONFESS JUDGMENT, OR A SERIES OF JUDGMENTS, AGAINST BORROWER IN FAVOR OF THE BANK OR ANY HOLDER HEREOF FOR THE ENTIRE PRINCIPAL BALANCE OF THIS NOTE, ALL ACCRUED INTEREST AND ALL OTHER AMOUNTS DUE HEREUNDER, TOGETHER WITH COSTS OF SUIT AND AN ATTORNEY'S COMMISSION OF THE GREATER OF TEN PERCENT (10%) OF SUCH PRINCIPAL AND INTEREST OR $1,000 ADDED AS A REASONABLE ATTORNEY'S FEE, AND FOR DOING SO THIS NOTE OR A COPY VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT. BORROWER HEREBY FOREVER WAIVES AND RELEASES ALL ERRORS IN SAID PROCEEDINGS AND ALL RIGHTS OF APPEAL AND ALL RELIEF FROM ANY AND ALL APPRAISEMENT, STAY OR EXEMPTION LAWS OF ANY STATE NOW IN FORCE OR HEREAFTER ENACTED. INTEREST ON ANY SUCH JUDGMENT SHALL ACCRUE AT THE DEFAULT RATE. NO SINGLE EXERCISE OF THE FOREGOING POWER TO CONFESS JUDGMENT, OR A SERIES OF JUDGMENTS, SHALL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE, OR VOID, BUT THE POWER SHALL CONTINUE UNDIMINISHED AND IT MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS THE BANK SHALL ELECT UNTIL SUCH TIME AS THE BANK SHALL HAVE RECEIVED PAYMENT IN FULL OF THE DEBT, INTEREST AND COSTS. THE PROVISIONS OF THIS SECTION DO NOT APPLY TO ANY LOAN EVIDENCED BY THIS NOTE THAT IS WITHIN THE SCOPE OF THE SECTION ENTITLED "SPECIAL PROVISIONS - LOANS OF $75,000 OR LESS" AND MADE TO AN INDIVIDUAL OR SOLE PROPRIETOR BORROWER.

PREAUTHORIZED TRANSFERS FROM DEPOSIT ACCOUNT. If a deposit account number is provided in the following blank Borrower hereby authorizes the Bank to debit Borrower's deposit account #131771 with the Bank automatically for any amount which becomes due under this Note.


                          [SIGNATURE ON FOLLOWING PAGE]



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

ACKNOWLEDGMENT. Borrower acknowledges that it has read and understands all the provisions of this Note, including the CONFESSION OF JUDGMENT, GOVERNING LAW, JURISDICTION and WAIVER OF JURY TRIAL, and has been advised by counsel as necessary or appropriate.

WITNESS the due execution hereof as a SEALED INSTRUMENT the day and year first above written.


TAX ID/SS # 65-0978462                             ABLEST INC.
            ------------------------------------

/s/ Todd Graham            (L.S.)    /s/ W. David Foster                  (L.S.)
--------------------------           ----------------------------------------
Signature of Witness                 W. David Foster, Chief Executive Officer

Todd Graham
---------------------------
Typed Name of Witness

                                 ACKNOWLEDGMENT


STATE OF GEORGIA         )
                          : SS.
COUNTY OF GWINNETT       )

         On the 13 day of August, in the year 2003, before me, the undersigned, a Notary Public in and for said State, personally appeared W. David Foster, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                            /s/ Barbara Obermeyer
                                            ------------------------------------
                                                        Notary Public



--------------------------------------------------------------------------------

                                FOR BANK USE ONLY


Authorization Confirmed:
                        --------------------------------------------------------
Product Code: 22660
Disbursement of Funds:

Credit A/C  #            Off Ck  #            Payoff Obligation  #
             ----------           ----------                      ----------

            $                    $                               $
             ----------           ----------                      ----------



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